UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 28, 2004

                                     1-4422
                            (Commission File Number.)


                   ------------------------------------------


                                  ROLLINS, INC.
             (Exact name of registrant as specified in its charter)


               Delaware                                 51-0068479
     (State or other jurisdiction        (I.R.S. Employer Identification No.)
    of incorporation or organization)


                   2170 Piedmont Road, N.E., Atlanta, Georgia
                    (Address of principal executive offices)

                                      30324
                                   (Zip Code)


                                 (404) 888-2000
              (Registrant's telephone number, including area code)


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
ITEM 7.  Financial Statements and Exhibits.

            ( c )  Exhibits.

                   (99.1) The Registrant's Press Release dated July 28, 2004.

ITEM 9.  Regulation FD Disclosure.

     On July 28, 2004, Rollins, Inc., a premier North American consumer services company (NYSE Ticker Symbol - ROL), at a meeting of the Board of Directors yesterday, declared a regular quarterly dividend of $0.06 per share payable September 10, 2004 to stockholders of record at the close of business August 10, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ROLLINS, INC.


Date:  July 28, 2004                By:  /s/ Gary W. Rollins
                                       -----------------------------------------
                                         Gary W. Rollins
                                         Chief Executive Officer, President
                                         and Chief Operating Officer





Date:  July 28, 2004                By:  /s/ Harry J. Cynkus
                                       -----------------------------------------
                                         Harry J. Cynkus
                                         Chief Financial Officer and Treasurer